                                                                      Exhibit 24
                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Richard L. Thomas, Leo F. Mullin, David J. Vitale, Sherman I. Goldberg, Robert A. Rosholt and David P. Bolger, jointly and severally, his attorney-in-fact, each with power of substitution, for him in any and all capacities to sign a Registration Statement on Form S-4 relating to the common stock, $5.00 par value per share, of First Chicago Corporation (the "Corporation") to be issued in connection with the acquisition of Lake Shore Bancorp., Inc. pursuant to resolutions adopted by the Board of Directors of the Corporation on November 12, 1993, and any amendments thereto, and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.


     Signature                                            Title
     ---------                                            -----


   /s/ John H. Bryan                                     Director
- ------------------------------------
John H. Bryan


   /s/ Dean L. Buntrock                                  Director
- ------------------------------------
Dean L. Buntrock


   /s/ Frank W. Considine                                Director
- ------------------------------------
Frank W. Considine


   /s/ James S. Crown                                    Director
- ------------------------------------
James S. Crown


   /s/ Donald V. Fites                                   Director
- ------------------------------------
Donald V. Fites


                                                         Director
- -------------------------------------
Donald P. Jacobs


   /s/ Andrew J. McKenna                                 Director
- ------------------------------------
Andrew J. McKenna


   /s/ Richard M. Morrow                                 Director
- ------------------------------------
Richard M. Morrow

   /s/ Leo F. Mullin                                  Director
- ------------------------------------
Leo F. Mullin


   /s/ Earl L. Neal                                   Director
- ------------------------------------
Earl L. Neal


   /s/ James J. O'Connor                              Director
- ------------------------------------
James J. O'Connor


   /s/ Jerry K. Pearlman                              Director
- ------------------------------------
Jerry K. Pearlman


   /s/ Jack F. Reichert                               Director
- ------------------------------------
Jack F. Reichert


   /s/ Patrick G. Ryan                                Director
- ------------------------------------
Patrick G. Ryan


   /s/ Adele Simmons                                  Director
- ------------------------------------
Adele Simmons


   /s/ Roger W. Stone                                 Director
- ------------------------------------
Roger W. Stone


   /s/ Richard L. Thomas                              Director and Principal
 -----------------------------------                  Executive Officer
 Richard L. Thomas


   /s/ David J. Vitale                                Director
 -----------------------------------
David J. Vitale


   /s/ William J. Roberts                             Principal Accounting
 -----------------------------------                  Officer
William J. Roberts


   /s/ Robert A. Rosholt                              Principal Financial
 -----------------------------------                  Officer
Robert A. Rosholt



Dated:  December 10, 1993